                                                                      EXHIBIT 21


                 SUBSIDIARY                     STATE OR COUNTRY
---------------------------------------------   ----------------
                                                OF INCORPORATION
                                                -----------------


APPROPRIATE INVESTMENTS                         HONG KONG

BONUTTO - HOFER INVESTMENTS                     CALIFORNIA

CAREY, BRUMBAUGH, STARMAN, PHILLIPS &           PENNSYLVANIA
 ASSOCIATES

CB COMMERCIAL LTD.                              UNITED KINGDOM

CB COMMERCIAL PARTNERS, INC.                    DELAWARE

CB COMMERCIAL REAL ESTATE GROUP OF IOWA         IOWA

CB HILLIER PARKER, LTD.                         UNITED KINGDOM

CB RICHARD ELLIS (AUSTRALIA) PTY LTD.           AUSTRALIA

CB RICHARD ELLIS (CANADA) INC.                  CANADA

CB RICHARD ELLIS CRES, S.A.                     SWITZERLAND

CB RICHARD ELLIS (PRIVATE) LTD.                 SINGAPORE

CB R.E. CONSELL                                 FRANCE

CB R.E. GESTION                                 FRANCE

CB RICHARD ELLIS MANAGEMENT (PTE) LTD.          SINGAPORE

CB R.E. RESIDENTIAL                             FRANCE

CB R.E. ULUSLARARASI EMLAK DANISMANLIK          TURKEY
 LTD.

CB RICHARD ELLIS (B.C.) INC.                    CANADA

CB RICHARD ELLIS (M) PTY LTD.                   AUSTRALIA

CB RICHARD ELLIS (Q) PTY LTD.                   AUSTRALIA

CB RICHARD ELLIS (RN) PTY LTD.                  AUSTRALIA

CB RICHARD ELLIS (RQ) PTY LTD.                  AUSTRALIA

CB RICHARD ELLIS 1031 EXCHANGE SERVICES,        DELAWARE
 INC.

CB RICHARD ELLIS AGENCY (CHINA) LTD.            HONG KONG

CB RICHARD ELLIS, B.V.                          AMSTERDAM

CB RICHARD ELLIS CORPORATE FACILITIES           DELAWARE
 MANAGEMENT, INC.

CB RICHARD ELLIS GmbH                           GERMANY

CB RICHARD ELLIS GmBh                           AUSTRIA

CB RICHARD ELLIS, INC.                          DELAWARE

CB RICHARD ELLIS, INC.                          FLORIDA

CB RICHARD ELLIS KFT                            HUNGARY

CB RICHARD ELLIS KK                             JAPAN

CB RICHARD ELLIS LTD.                           HONG KONG

CB RICHARD ELLIS LTD.                           PORTUGAL

CB RICHARD ELLIS LTD.                           MAURITIUS

CB RICHARD ELLIS OF COLORADO, INC.              COLORADO

CB RICHARD ELLIS OF IOWA, INC.                  IOWA

CB RICHARD ELLIS PROPERTY CONSULTANTS LTD.      CHINA

CB RICHARD ELLIS PROPERTY MANAGEMENT            HONG KONG
 (CHINA) LTD.

CB RICHARD ELLIS PTY LTD.                       AUSTRALIA

CB RICHARD ELLIS RESIDENTIAL S.A.               SPAIN

CB RICHARD ELLIS S.A.                           BELGIUM

CB RICHARD ELLIS S.A.                           SWITZERLAND

CB RICHARD ELLIS S/C LIDA                       BRAZIL

CB RICHARD ELLIS S.A.                           SPAIN

CB RICHARD ELLIS S.A.                           ARGENTINA

CB RICHARD ELLIS S.A.                           FRANCE

CB RICHARD ELLIS SOCIEADAD deMEDIACAO           PORTUGAL
 IMOBILIANA LDA

CB RICHARD ELLIS SpA                            ITALY

CBC FREMONT INCORPORATED                        CALIFORNIA

CBRE-PROFI ACQUISITION CORP.                    DELAWARE

CBS INVESTMENT REALTY, INC.                     ARIZONA

CBS INVESTMENT REALTY OF NEW MEXICO, INC.       NEW MEXICO

CHADBURN TRADING LIMITED                        UNITED KINGDOM

D.A. MANAGEMENT, INC.                           CALIFORNIA

GLOBAL PROFESSIONAL ASSURANCE COMPANY           VERMONT

HOLDPAR A (LIMITED PARTNERSHIP FORMED           DELAWARE
 UNDER THE LAWS OF DELAWARE)

HOLDPAR B (LIMITED PARTNERSHIP FORMED           DELAWARE
 UNDER THE LAWS OF DELAWARE)

KAP (SINGAPORE) PTE LTD.                        SINGAPORE

KEA/1, INC.                                     DELAWARE

KEA/2, INC.                                     DELAWARE

KOLL ASIA HOLDINGS LTD.                         HONG KONG

KOLL ASIA PACIFIC REAL ESTATE SERVICES          CHINA
 (SHANGHAI) CO. LTD.

KOLL BREN REALTY ADVISORS, INC.                 DELAWARE

KOLL CAPITAL MARKETS GROUP INC.                 DELAWARE

KOLL CORPORATE MANAGEMENT SYSTEMS, INC.         DELAWARE

KOLL HOLDINGS INTERNATIONAL, INC.               DELAWARE

KOLL INVESTMENT MANAGEMENT, INC.                CALIFORNIA

KOLL MANAGEMENT SERVICES CORPORATION            COLORADO

KOLL MANAGEMENT SERVICES, INC.                  DELAWARE

KOLL PARTNERSHIP I                              DELAWARE

KOLL PARTNERSHIPS II                            DELAWARE

KOLL REAL ESTATE SERVICES                       DELAWARE

KOLL STRATEGIC HR SERVICES, INC.                CALIFORNIA

KOLL TENDER CORPORATION I                       DELAWARE

KOLL TENDER CORPORATION II                      DELAWARE

L.J. MELODY & COMPANY                           TEXAS

L.J. MELODY INVESTMENTS, INC.                   TEXAS

PT. URBANA DAYAPARKASA                          INDONESIA

RARESPRINT LIMITED                              UNITED KINGDOM

REI INVESTMENT, LTD.                            UNITED KINGDOM

RIO S/C LIDA                                    BRAZIL

ROGER C. SCHULTZ, INC.                          CALIFORNIA

SUTTER FREMONT, INC.                            CALIFORNIA

SUTTER FREMONT PROPERTY SERVICES, INC.          WASHINGTON

WESTMARK REAL ESTATE ACQUISITION                DELAWARE
PARTNERSHIP, L.P. (LIMITED PARTNERSHIP
FORMED UNDER THE LAWS OF DELAWARE)